Related Parties - Summary of Remuneration of Key Management Personnel (Detail) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Disclosure Of Remuneration Of Key Management Personnel [abstract]
Short-term benefits	[1]	$ 8.5	$ 6.1	$ 5.8
Share based payment	[2]	(1.0)	2.4	(1.7)
Labor contract termination		0.0	0.0	0.5
Total		$ 7.5	$ 8.5	$ 4.6

[1]	Includes wages, salaries, profit sharing, bonuses and indemnities distributed to the key management personnel, which are settled in Brazilian Real, as well as the compensation of external members engaged in the statutory advisory committees.
[2]	Accounts payable were reduced in 2022 and increased in 2021 due to the stock price of the Company in each period, which is applied to measure the share-based payment plan settled in cash, as disclosed in Note 27.